UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 9, 2009

ADHEREX TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Canada

(State or other jurisdiction of incorporation)

001-32295	20-0442384
(Commission File Number)	(IRS Employer ID Number)

4620 Creekstone Drive, Suite 200, Durham, North Carolina 27703

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (919) 484-8484

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 9, 2009, Adherex Technologies Inc. announced that Adherex has voluntarily filed to delist its common stock from NYSE Alternext US LLC (formerly, the American Stock Exchange or “AMEX”). After receiving a notice from AMEX indicating that the Company failed to meet certain of the AMEX continued listing requirements, as previously announced by the Company on December 10, 2008, the Company’s Board of Directors elected not to submit a plan of compliance and voluntarily file for delisting. The Board approved the voluntary delisting on January 8, 2009 at its regularly scheduled Board meeting.

A copy of the press release is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Document
99.1	Press Release dated January 9, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Adherex Technologies Inc.

	By:	/s/ D. Scott Murray
Dated: January 9, 2009		D. Scott Murray
Senior Vice President and General Counsel

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